UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 27, 2005

HUDSON UNITED BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-08660	22-2405746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 MacArthur Boulevard, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(ZipCode)

Registrant’s telephone number, including area code	(201) 236-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.     Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On June 27, 2005, Hudson United Bancorp (“Hudson”) sent a notice to its directors and executive officers informing them that, in connection with a change in record-keepers, a blackout period with respect to the Hudson United Bancorp and Subsidiaries Savings and Investment Plan will be in effect beginning July 22, 2005 and ending on August 29, 2005. Hudson provided the notice to its directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

A copy of the notice is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

c.	Exhibits.
99.1	Notice of Blackout Period to Directors and Executive Officers of Hudson United Bancorp dated June 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2005	HUDSON UNITED BANCORP By: /s/ James W. Nall ——————————————— James W. Nall Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
99.1	Notice of Blackout Period to Directors and Executive Officers of Hudson United Bancorp dated June 27, 2005.